Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

(8) Income taxes

Significant components of the Company’s provision for income taxes and income taxes computed using the U.S. federal statutory corporate tax rate were as follows (in thousands):

	Year ended December 31,
	2018	2019
Statutory rate	$(4,487)	$(5,647)
State tax	(1,465)	(2,351)
Other permanent items	(15)	17
Research and development credit	(663)	(692)
Change in valuation allowance	6,536	8,673
Impact of Tax Cuts and Jobs Act	—	—
Stock-based compensation	94	—

Provisions for income taxes	$—	$—

Significant components of the Company’s deferred taxes were as follows (in thousands):

	December 31,
	2018	2019

Deferred tax assets:
Net operating loss carryforward	$17,353	$24,380
Research and development credits	2,147	3,319
Deferred rent	491	353
Accruals and other	255	771

Gross deferred tax assets	20,246	28,823
Less valuation allowance	(19,910)	(28,583)

Total deferred tax assets	336	240

Deferred tax liabilities:
Fixed assets	(336)	(240)

Net deferred tax assets	$—	$—

A valuation allowance of $28.6 million at December 31, 2019 has been recognized to offset the net deferred tax assets as realization of such assets is uncertain. The valuation allowance increased by $8.7 million during the year ended December 31, 2019.

As of December 31, 2019, the Company had available net operating loss (NOL) carryforwards of $86.6 million. Of the $86.6 million of NOL carryforwards, $41.5 million begin to expire in 2034 and $45.1 million do not expire. The Company also has available California NOL carryforwards of approximately $88.6 million as of December 31, 2019, which begin to expire in 2034.

Pursuant to Sections 382 and 383 of the Internal Revenue Code (“IRC”), annual use of the Company’s NOL and credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. Since the Company’s formation, the Company has raised capital through the issuance of capital stock, which on its own or combined with the purchasing stockholders’ subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future.

Upon the occurrence of an ownership change under Section 382 as outlined above, utilization of the Company’s NOL and research and development credit carryforwards are subject to an annual limitation, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, which could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL or R&D credit carryforwards before utilization. The Company has not completed an analysis to determine if such an ownership change has occurred.

The Company recognizes liabilities for uncertain tax positions based in a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. While the Company believes that it has appropriate support for the positions taken on its tax returns, the Company regularly assesses the potential outcome of examinations by tax authorities in determining the adequacy of its provision for income taxes.

The following table summarizes the activity related to the Company’s gross unrecognized tax benefits (in thousands):

	December 31,
	2018	2019
Beginning balance	$347	$557
Increases (decreases) related to prior year tax positions	—	—
Increases related to current year tax positions	210	226

Ending balance	$557	$783

As of December 31, 2019, the Company had gross unrecognized tax benefits of $0.8 million, none of which would affect the effective tax rate if recognized. The Company does not anticipate any significant changes in its unrecognized tax benefits over the next 12 months. The Company’s policy is to recognize the interest expense and/or penalties related to income tax matters as a component of income tax expense. The Company had no accrual for interest or penalties on its balance sheets at December 31, 2019 and has not recognized interest and/or penalties in its statement of operations for the year ended December 31, 2019.

The Company is subject to taxation in the United States and California. The Company is not currently under examination by any taxing authorities. Due to the carryover of tax attributes, the statute of limitations is currently open for tax years since inception.